SETTLEMENT AGREEMENT

WHEREAS, Ralph Sorrentino and RJS Consulting Group, Inc. a New York corporation (collectively “RJS”), commenced an action in the Supreme Court of New York, New York County, against Digital Creative Development Corp., a Utah corporation, and Digital Creative Development Corporation, a Delaware corporation, (collectively “DCDC”), and others, Index No. 602399/02 (the “Action”); and

WHEREAS, certain parties to the Action are now desirous of resolving their differences without further litigation;

IT IS HEREBY AGREED, by and between the parties hereto, for good and valuable consideration, this __ day of January, 2003 as follows:

1.  The Closing - The Closing shall occur simultaneous with the signing of this Settlement Agreement. At the Closing, DCDC shall deliver to RJS: (i) a bank check in the amount of Three Hundred Thousand Dollars ($300,000); (ii) a stock power authorizing the immediate transfer of 500,000 shares of shares of common stock, no par value, of International Microcomputer Software, Inc. (“IMSI”) (the “Stock”) and all documents necessary to effect the immediate transfer of the Stock to RJS; (iii) a duly executed General Release in the form annexed as Exhibit A (the “Release”); and (iv) an executed Stipulation of Discontinuance with prejudice in the form annexed as Exhibit C. At the Closing, RJS shall deliver to DCDC: (i) a duly executed General Release in the form annexed as Exhibit B and (ii) an executed Stipulation of Discontinuance in the Action in the form annexed as Exhibit C.

2.  Termination of agreements: Effective upon the Closing, the Memorandum of Agreement dated October 30, 2001 between RJS and DCDC, and any amendments thereto, and all agreements between RJS and DCDC, or any of its wholly-owned subsidiaries, shall be deemed to be terminated. There are no agreements between the parties hereto except as set forth in this Settlement Agreement and no party shall have any rights as against the other except as set forth herein.

3.  Representation and Warranties

A.  RJS represents that:

(i)  either or both are true and lawful owners of all claims covered by the Release and have full power and authority to effectuate this agreement and its Release;

(ii)  no representations have been made by DCDC or any of its present or former officers, directors, or any other person, regarding the Stock, its present or future value, IMSI, its financial condition or business prospects, or any matters pertaining thereto;

(iii)  RJS has been afforded an opportunity to conduct due diligence regarding the Stock and is acquiring the Stock based solely upon the information available through IMSI’s public filings with the SEC and not upon any information obtained from DCDC or any other party to this Agreement;

(iv)  RJS is acquiring the Stock for investment purposes only and not with any view toward, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the shares, in contravention of any rules or regulations promulgated under the Securities Act of 1933 as amended (“Securities Act”). RJS acknowledges that the Stock is not registered with the SEC for sale in the public markets, and may not be sold, transferred, offered for sale, pledged, hypothecated, or otherwise disposed of without registration under the Securities Act, except pursuant to an exemption from registration available under the Securities Act, and except in accordance with applicable provisions of state securities laws.

(v)  No representation has been made to RJS by any person concerning the availability of the Stock for resale in any manner other than through an effective registration statement filed with the Securities and Exchange Commission.

(vi)  This agreement has been negotiated at arm’s length between the parties.

B.  DCDC represents that:

(i)  it has the full power and authority (corporate and other) to enter into and fully perform this agreement, which agreement has been approved by its Board;

(ii)  it owns the Stock free and clear of all claims, liens and encumbrances and has full power and authority to transfer the Stock to RJS pursuant to this Agreement;

(iii)  DCDC has not assigned or transferred to any person (nor otherwise disposed of) any liability, claim or cause of action that is within the scope of those claims that it has released.

4.  Additional Covenants:

A.  Each party hereto will not, for any reason, contradict or challenge the amount of funds paid pursuant hereto or the number of shares comprising the Stock; each acknowledges that this settlement comprises claims that are of uncertain value; each assumes the risk of any error or miscalculation in assessing those claims.

B.  Each of Ralph J. Sorrentino and RJS Consulting Corp., shall be barred from commencing any action against any of the Releasees identified on Exhibit A hereto.

C.  Each of the Releasees identified on Exhibit A hereto shall be barred from commencing any action against Ralph J. Sorrentino or RJS Consulting Corp.

D.  In the event that any action is brought to enforce this Agreement, the prevailing party shall be entitled to recover his reasonable attorneys fees.

5.  Miscellaneous

A.  No further obligations shall exist with respect to any and all prior or outstanding agreements or promises, written or oral, between RJS, on the one hand, and DCDC, or any of its wholly-owned subsidiaries or past or present officers or directors, on the other, other than any obligations created pursuant to this Settlement Agreement.

B.  This Settlement Agreement contains the complete agreement of the parties. In entering into this Settlement Agreement, no party is relying upon any representation, commitment, warranty, promise or other statement by any other party unless expressly set forth in this Settlement Agreement.

C.  This Settlement Agreement shall not be modified except in writing executed by all parties.

D.  This Settlement Agreement constitutes a compromise of disputed claims and is not to be interpreted or construed as an admission by any party of any wrongdoing or omission of any kind.

E.  If at any time after the date of execution of this Settlement Agreement, any provision of this Settlement Agreement is held to be illegal, void, or unenforceable, that provision will not have any effect on, and will not impair the enforceability of, any other provision of this Settlement Agreement.

F.  The parties agree not to engage in any form of conduct, or make any statement or representation (whether written or oral), that disparages the other party.

G.  The parties represent and warrant that they have not assigned or transferred to any other party all or any portion or any claim released pursuant to this Settlement Agreement.

H.  This Settlement Agreement is binding upon, and shall inure to the benefit of, the parties and their respective heirs, executors, administrators, successors and assigns.

I.  The Settlement Agreement shall be governed by the laws of the State of New York, without regard to the conflict of laws principles of the State. Each party agrees to submit to the exclusive jurisdiction of the Courts of New York, New York County in any dispute arising out of or concerning this Settlement Agreement.

J.  Each person signing below represents that such person has the authority to bind the indicated principal.

K.  This Settlement Agreement may be executed in counterparts.

L.  Each party shall execute such additional documents, or take any further steps that may be reasonably required to effectuate this Settlement Agreement.

_________________________________
RALPH SORRENTINO

_________________________________
RJS CONSULTING CORP.

DIGITAL CREATIVE DEVELOPMENT CORPORATION, a Utah corporation

By: _________________________________

DIGITAL CREATIVE DEVELOPMENT CORPORATION, a Delaware corporation

By:_________________________________

____________________________________
BRUCE GALLOWAY

____________________________________
MARTIN WADE III

____________________________________
EVAN BINN

____________________________________
SKULI THORVALDSSON

____________________________________
GARY HERMAN

____________________________________
SIGURDUR JON BJORNSSON

____________________________________
DONALD PERLYN

Exhibit A

RELEASE

TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT

RALPH J. SORRENTINO, RJS CONSULTING CORP., and each of its officers, directors, affiliates and subsidiaries as RELEASORS,

in consideration of the sum of Ten Dollars and No Cents in lawful currency of the United States of America ($10.00) and for other good and valuable consideration, received from

DIGITAL CREATIVE DEVELOPMENT CORPORATION, a Delaware Corporation; DIGITAL CREATIVE DEVELOPMENT CORPORATION, a Utah Corporation; BRUCE GALLOWAY; MARTIN WADE III; DONALD PERLYN; EVAN BINN; SKULI THORVALDSSON; GARY HERMAN; SIGURDUR JON BJORNSSON,,

as RELEASEES,

receipt whereof is hereby acknowledged, release and discharge the RELEASEES, and the RELEASEES’ past and present officers and directors, attorneys, subsidiaries, affiliates, heirs, executors, administrators, successors and assigns, from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, which against the RELEASEES, the RELEASORS, and the RELEASORS’ heirs, executors, administrators, successors and assigns, ever had, now have, or hereafter can, shall, or may have, for, upon, or by reason of any matter, cause, or thing whatsoever, from the beginning of the world to the day of the date of this RELEASE, PROVIDED, however, that this Release shall not extend to any rights or obligations set forth in that certain Settlement Agreement of even date herewith.

Whenever the text hereof requires, the use of gender or singular number shall include the appropriate gender or plural number as the text of the within instrument may require.

This RELEASE may not be changed orally.

IN WITNESS WHEREOF, each of the RELEASORS has hereunto set his hand on the _____ day of January 2003.

_________________________________
RALPH SORRENTINO

RJS CONSULTING CORP.

By:_________________________________

Exhibit B

RELEASE

TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT

DIGITAL CREATIVE DEVELOPMENT CORPORATION, a Delaware Corporation; DIGITAL CREATIVE DEVELOPMENT CORPORATION, a Utah Corporation; BRUCE GALLOWAY; DONALD PERLYN; MARTIN WADE III; EVAN BINN; SKULI THORVALDSSON; GARY HERMAN; SIGURDUR JON BJORNSSON,

as RELEASORS,

in consideration of the sum of Ten Dollars and No Cents in lawful currency of the United States of America ($10.00) and for other good and valuable consideration, received from

RALPH J. SORRENTINO, RJS CONSULTING CORP., and each of its affiliates and subsidiaries as RELEASEES,

receipt whereof is hereby acknowledged, release and discharge the RELEASEES, and the RELEASEES’ past and present officers and directors, attorneys, subsidiaries, affiliates, heirs, executors, administrators, successors and assigns, from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, which against the RELEASEES, the RELEASORS, and the RELEASORS’ heirs, executors, administrators, successors and assigns, ever had, now have, or hereafter can, shall, or may have, for, upon, or by reason of any matter, cause, or thing whatsoever, from the beginning of the world to the day of the date of this RELEASE, PROVIDED, however, that this Release shall not extend to any rights or obligations set forth in that certain Settlement Agreement of even date herewith.

Whenever the text hereof requires, the use of gender or singular number shall include the appropriate gender or plural number as the text of the within instrument may require.

This RELEASE may not be changed orally.

IN WITNESS WHEREOF, each of the RELEASORS has hereunto set his hand on the _____ day of January 2003.

____________________________________
DIGITAL CREATIVE DEVELOPMENT CORPORATION, a Utah corporation

____________________________________
DIGITAL CREATIVE DEVELOPMENT CORPORATION, a Delaware corporation

____________________________________
BRUCE GALLOWAY

____________________________________
MARTIN WADE III

____________________________________
EVAN BINN

____________________________________
SKULI THORVALDSSON

____________________________________
GARY HERMAN

____________________________________
SIGURDUR JON BJORNSSON

____________________________________
DONALD PERLYN

Exhibit C

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NEW YORK
------------------------------------------------------------------------X
RALPH J. SORRENTINO, an individual, and RJS  :
CONSULTING CORP., a New York corporation,  : Index No. 602399/02
:
Plaintiffs,  : I.A.S. Pt. 35
: Justice Charles E. Ramos
- against -      :
:
:
DIGITAL CREATIVE DEVELOPMENT    :
CORPORATION, a Delaware corporation;    : STIPULATION OF
DIGITAL CREATIVE DEVELOPMENT    : DISCONTINUANCE
CORPORATION, a Utah corporation;    :
INTERNATIONAL MICROCOMPUTER    :
SOFTWARE, INC., a California corporation;  :
BRUCE R. GALLOWAY; MARTIN WADE, III;   :
DONALD PERLYN; EVAN BINN; SKULI   :
THORVALDSSON; GARY HERMAN;    :
SIGURDUR JON BJORNSSON; and DOES 1   :
through 20, inclusive,      :
:
Defendants.  :
------------------------------------------------------------------------X

IT IS HEREBY STIPULATED AND AGREED, by the attorneys for the undersigned parties hereto that:

1. Plaintiffs hereby discontinue the within action against all defendants, other than International Microcomputer Software, Inc., with prejudice, and with each party to bear its own costs, expenses and attorneys fees. Each defendant herein, other than International Microcomputer Software, Inc., hereby waives and discontinues with prejudice any counterclaim that might have been asserted in this proceeding.

2. No party hereto is an infant, incompetent person for whom a committee has been appointed or conservatee and no person not a party has an interest in the subject matter of the action.

Dated: January __, 2003

SBEGLIA & SHAMES

By:_____________________________
Mark C. Shames
299 Broadway, Suite 605
New York, NY 10007
(212) 267-1157

Attorneys for Plaintiff

Jay M. Coggan, Esq.
Brian M. Grossman, Esq.
LAW OFFICES OF JAY M. COGGAN
1801 Century Park East, 26th Floor
Los Angeles, CA 90067
(310) 407-0922

OLSHAN GRUNDMAN FROME ROSENZWEIG
& WOLOSKY LLP

By:_______________________________
Thomas J. Fleming
505 Park Avenue
New York, New York 10022
(212) 753-7200

Attorneys for defendants DCDC, Galloway, and Herman